UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 13, 2009

MAP VI ACQUISITION, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52525	43-2114547
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

401 Shippan Avenue
Stamford, CT 06902
Address of Principal Executive Offices
Zip Code

(203) 323-7300
Registrant’s Telephone Number, Including Area Code

With Copies to:
Richard Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02- Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 13, 2009, William Purcell resigned as a member of the Board of Directors of the Company, effective immediately.  There was no disagreement or dispute between Mr. Purcell and the Company which led to his resignation.

Item 9.01 Financial Statements and Exhibits

 (d) Exhibits

Exhibit Number	Description
99.1	Resignation Letter of William Purcell dated October 13, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAP VI ACQUISITION, INC.

Date: October 30, 2009	By:	/s/ Michael Metter
Michael Metter, Chief Executive Officer